Exhibit 10.23

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CDA+SRC

McKesson Corporation

Strategic Redistribution Center and Core Distribution Agreement

This Strategic Redistribution Center and Core Distribution Agreement (“Agreement”) is entered into between McKesson Corporation (“McKesson”), a pharmaceutical distributor, and Zogenix, Inc. (“Manufacturer”), a pharmaceutical manufacturer.

McKesson performs certain Core Services (as hereinafter defined) in connection with the distribution of pharmaceutical products manufactured by manufacturers. The parties now wish to define more precisely the amount and manner of the consideration to be received by McKesson from Manufacturer for its performance of the Core Services.

Now, therefore, McKesson and Manufacturer agree as follows:

I.	Obligations of McKesson

a.	McKesson agrees to provide the following core distribution services to the extent customarily performed by a full-range pharmaceutical distributor consistent with then current industry practices (“Core Services”):

i.	Strategic Redistribution Center (“SRC”) – single destination shipping location in Aurora, Colorado. McKesson utilizes the SRC to reroute products to its local distribution centers and/or customer warehouses utilizing state-of-the-art technology;

ii.	Efficient Inventory Levels – maintenance of efficient inventory levels to reflect true customer demand and maintain high customer service levels;

iii.	Enhanced Reporting Package – electronic transmissions of 852 and 867 data via the Electronic Data Interchange (“EDI”), including levels and aggregate sales out by Distribution Center (“DC”). All data metrics available in the 852 and 867 data sets are listed in Attachment A;

iv.	Returns Processing – receiving and reselling saleable returned product from customers and returning un-saleable product to the Manufacturer;

v.	Contract Pricing Administration – updating price changes to existing contracts and adding new customer contracts in a timely manner;

vi.	Chargeback Processing – accurate and timely processing of customer chargebacks due to contract pricing between the customer and Manufacturer.

b.	Services that are not Core Services (“Value Added Services”) are not included in this Agreement and shall be priced individually and separate from this Agreement

II.	Obligations of Manufacturer

a.	Manufacturer agrees to replenish McKesson’s inventory orders in a timely and efficient manner. Manufacturer will utilize purchase order numbers provided by McKesson when placing orders on behalf of McKesson.

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

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b.	Manufacturer desires to deliver products to the SRC in lieu of making separate deliveries to each distribution center in McKesson’s distribution center network;

c.	All products shall be delivered F.O.B. McKesson Strategic Redistribution Center in Aurora, CO freight and insurance prepaid;

d.	Manufacturer will use commercially reasonable efforts to ensure that McKesson’s inventory replenishment is operational, except for any scheduled down time needed to maintain effective operations and/or when interruptions are necessary or caused by conditions outside of Manufacturer’s control.

e.	In consideration of the Core Services to be provided pursuant to this Agreement, Manufacturer will pay a fee to McKesson determined in accordance with Attachment B.

III.	Additional Terms and Conditions

a.	Payment calculations are all based on gross branded pharmaceutical purchases by McKesson.

b.	In the event Manufacturer acquires pharmaceutical products after date on which this Agreement becomes effective from a third party (“Seller”) and Seller was paying McKesson a fee for service with respect to the distribution of such products, Manufacturer agrees, to extent permitted by law, to pay McKesson a fee for service within the same amount and manner as paid by Seller for the period following such acquisition until March 31st. After such period, such products will be subject to fee for service payments as set forth in this agreement.

Manufacturer agrees, as part of such acquisition, to obtain the consent from Seller for disclosure by McKesson to Manufacturer of the information necessary for purposes of complying with the foregoing paragraph.

IV.	Confidentiality and Disclosure

This Agreement and all information which is provided by each party to the other party pursuant to this Agreement are confidential. Each party agrees to maintain all such information confidential, and except as may be required by law or order of any court or governmental agency, not to disclose to any third party any such information unless such party shall obtain a written release from the other party. Each party further agrees to limit access to such information to only those of its officers and employees who reasonably need to know such information. Manufacturer acknowledges that information generated, compiled or stored by McKesson reflecting the purchase and resale of its products to customers does not constitute the confidential information of Manufacturer.

V.	Effective Date

a.	This Agreement shall become effective as of December 28, 2010 and shall remain in effect until terminated in accordance with Section b., below.

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

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CDA+SRC

b.	Either party may terminate this Agreement with or without cause at any time on [***] days prior written notice to the other party.

VI.	General

a.	This Agreement is in addition to and shall not supersede any existing agreement in effect between McKesson and Manufacturer, including but not limited to the McKesson Buying Terms Form or McKesson Supplier Terms and Conditions entered into between the parties.

b.	This Agreement will be governed by and construed in accordance with the laws of California, without regard to or application of conflict of law, rules or principles.

c.	In no event shall either party be liable to the other party under this Agreement for any special, consequential, incidental or indirect damages, however caused, on any theory of liability and whether or not either party has been advised of the possibility of such damages.

d.	The parties to this Agreement are independent contractors. Accordingly, this Agreement does not constitute a partnership or other joint venture between the parties and neither party shall be deemed to be an agent or representative of the other.

e.	The failure of either party to enforce at any time or for any period of time any one or more of the provisions hereof shall not be construed to be a waiver of such provisions or of the right of such party thereafter to enforce each such provision.

f.	Except for the obligation to pay money, neither party will be liable to the other party for any failure or delay in performance caused by reasons beyond such party’s reasonable control, including but not limited to acts of God, war, riot, acts of terrorism, fire, shortage of materials or transportation, strikes or acts of civil or military authorities, provided such party gives prompt written notice thereof to the other party.

g.	In the event Manufacturer requires services (i.e. distribution, pharmacy, marketing or logistics) that McKesson Specialty can provide, McKesson Specialty will be given the opportunity to bid on providing these services to Manufacturer at the time they may be put out for bid, along with any other competitor(s) that Manufacturer may so choose.

h.	This agreement may not be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, McKesson may assign its rights and obligations hereunder without the consent of Manufacturer to a subsidiary or affiliate or to an entity which purchases all or substantially all of McKesson’s stock or assets or acquires control of McKesson, whether by merger, acquisition, or to a financial institution in connection with the grant of security interest herein. Notwithstanding the foregoing, Manufacturer may assign its rights and obligations hereunder without the consent of McKesson to a subsidiary or affiliate or to an entity which purchases all or substantially all of Manufacturer’s stock or assets or acquires control of Manufacturer, whether by merger, acquisition, or to a financial institution in connection with the grant of security interest herein.

[Remainder of Page Intentionally Left Blank]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

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IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the date and year written below and the persons signing warrant that they are duly authorized to sign for and on behalf of the respective parties. This Agreement shall be deemed accepted by McKesson only upon execution by a duly authorized representative of McKesson.

For Zogenix, Inc.:		For McKesson Corporation:

By:	/s/ Roger Hawley	By:	/s/ Mark Q. Miller

Name:	Roger Hawley	Name:	Mark Miller
	(Print or Type)		(Print or Type)

Title:	CEO	Title:	VP, Procurement Services

Date:	December 28, 2009	Date:	2-1-10
/s/ David Nassif, CFO

[Signature Page to the Strategic Redistribution Center and Core Distribution Agreement]

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

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Attachment A

852 / 867 DATA

1.	Testing Electronic Transmissions

•	852 and 867 data cannot be sent until the EDI transmission has been tested and certified by the Manufacturer’s EDI data team.

2.	Data Frequency

•	852 data can be sent only in one frequency - daily, weekly, or monthly. It cannot be sent in a combination of frequencies (i.e. daily and monthly).

•	867 data can be sent only in one frequency - daily, weekly, or monthly. It cannot be sent in a combination of frequencies (i.e. daily and monthly).

•	852 and 867 can be sent in different frequencies from each other – i.e. 852 can be sent weekly and 867 can be sent monthly.

3.	Substitute Data

•	Substitute inventory or sales data can be provided only if a Manufacturer is not EDI compliant or has not contracted with a third party data processor

•	A NISR report can be substituted for the 852

•	A Sales Tracing report can be substituted for the 867

•

Relative to 852 and 867, the NISR and Sales Tracing reports respectively are not as robust, may not provide the same level of detail, and are only available in weekly or monthly frequencies (not available daily).

4.	McKesson will not provide any back history sales data.

5.	Transmissions through AS2, a secure Internet transmission protocol, will incur no additional incremental fee. Transmissions through a VAN (Value Added Network) are subject to an additional incremental fee.

Please select the data report type and then select the frequency (choose only one). The default selection is Weekly if no choice is indicated.

Inventory Data (Choose only one and then select frequency for your choice)

☐	852 Inventory Data via EDI transmission

☐ Monthly	☐ Weekly	☒ Daily

☐	NISR (used as a substitute for 852 only if not EDI compliant)

☐ Monthly	☐ Weekly

Sales Data (Choose only one and then select frequency for your choice)

☐	867 Sales Data via EDI transmission

☐ Monthly	☒ Weekly	☐ Daily

☐	Sales Tracing (used as a substitute for 867 only if not EDI compliant)

☐ Monthly	☐ Weekly

Please complete contact information to begin testing and certification process

MANUFACTURER EDI CONTACT	MCKESSON EDI CONTACT
Name: Dayna Bauman	Name: Dennis Lim
Phone #: 615 - 715 - 6755	Phone #: 415-983-9320
Email: dbauman@zogenix.com	Email: dennis.lim@mckesson.com

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

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The following pages are listings and definitions of the available fields for the 852s and 867s. Please note that due to system constraints, no additional fields are available and these fields and qualifiers are not negotiable.

Data Fields and Definitions

852s (Limited to fields listed below)

Data Range Start	Start date of the data

Data Range End	End date of the data

DC DEA Number	Distribution Center Drug Enforcement Administration number

NDC	National Drug Code – if available

UPC	Universal Product Code – if available

Econo	McKesson Item Number – if available

Status	Active SKU codes are: A, G, M, N, and W; the rest are inactive

Qualifiers

Total Orders	Quantity ordered – sales + omits	QX

Sales Quantity

Aggregate of sales including:

•     customer end sales

•     dock to dock sales

•     drop ship sales

•     repacked sales

Note: Transfers out of the Memphis Regional Distribution Center or other DCs are not considered sales and therefore are not included here.

QS

Lost Sales Quantity	Unfiltered omitted units	QO

Saleable On-hand	Actual quantity currently stocked in the warehouse available for sale Note: Pending customer orders not filled are not subtracted out (see QC – Committed quantity)	QA

Ending Saleable On-hand	Same as saleable on-hand	QE

Unsaleable On-hand	On-hand in the reclamation center (a.k.a. morgue) – this is not considered as on-hand for ordering purposes	TS

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

Total On-order	Total on-order quantity, including orders placed to the manufacturer, transfers from the Memphis Regional Distribution Center, the Denver Strategic Redistribution Center, and transfers from other DCs	QP

Manufacturer On-order	On-order quantity from manufacturer	Q1

DC to DC In-transit	Transfer on-order from McKesson DC to another McKesson DC (inter-DC transfers)	QM

RxPak/Specialty On-order	On-order quantity from McKesson RxPak & McKesson Specialty divisions	QL

Quantity Received	Receipt quantities	QR

Inventory Adjustments	Adjustments to inventory not included in sales, transfers, or receipts	QT

SKU Weekly Forecast

SKU weekly customer demand forecast

Note: For the Regional Distribution Center (8194), forecasts are derived by adding the forecasts from all forward DCs plus the forecasts for the RDC’s sales to warehouse customers. It is important to note that the buying system does not use this specific number for calculating order quantities.

QD

SKU Four Week Forecast	Weekly forecast times four (QD x 4)	QF

Order Projections 13 weeks out	Based on current information, projected unit order quantities (to the vendor) by week for 13 weeks. (First instance = one week out, second instance = two weeks out, etc.)	OQ

Lines Sold	Unfiltered lines sold, no adjustments	WQ

Lines Lost	Lines Lost is defined as Lines Ordered – Lines Sold	LS

Inter-DC Transfers Out	Quantity transferred out	QW

Inter-DC Transfers In	Quantity transferred received	QZ

SKU Quantity Returned into Inventory	Saleable customer returns	Q2

SKU Quantity Returned to Morgue	Unsaleable customer returns	Q3

SKU Reserved Quantity	Additional quantity maintained in the buying system, typically used for new business and holiday builds	QH

SKU Committed Quantity	Customer orders to be filled	QC

Customer End Sales	Regular sales to customers through McKesson DCs (does not include transfers to McKesson distribution centers)	RE

Dock-to-dock Sales	Dock-to-dock sales	QI

Drop Ship Sales	Drop ship sales	OF

SRC Sales	Sales by the Strategic Redistribution Center (SRC) to outside customers (does not include transfers to McKesson distribution centers)	QK

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

Repacked Sales	Repack (RxPak) finished goods sales	OP

SKU Standard Deviation	SKU customer forecast standard deviation percent	PA

Planned Inventory Qty	Planned inventory quantity buy, typically manually calculated special quantities	QN

SKU Reorder Point	Buying system reorder point	PO

SKU Lead Time	Buying system SKU lead time	BS

SKU Lead Time Variability	Lead time standard deviation percent	MS

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

867s (Limited to fields listed below)

Processing Date	Date file is created

Data Range Start	Start date of the data

Data Range End	End date of the data

Transaction Date	Transaction date

Invoice#	Invoice number

Invoice Date	Invoice date

Contract Number	Contract number if contract sale

Manufacturer DEA#	Manufacturer Drug Enforcement Administration number – for Class II as well as III-V vendor numbers

Manufacturer Name	Manufacturer name

DC DEA#	Distribution Center Drug Enforcement Administration number

DC Name	DC name

NDC	National Drug Code – if available

UPC	Universal Product Code – if available

Econo	McKesson Item Number – if available

UOM	Selling unit of measure

Cost	Wholesale acquisition cost (WAC)

Quantity Purchased (or transferred)	Quantity filled – includes: • customer end sales • dock to dock sales • drop ship sales • repacked sales • transfers See Sales Type Codes to distinguish the transaction

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

v

Sales Type Code

1 = Customer end sales

2 = Dock to dock

3 = Drop ship

4 = Rx Pak

5 = Returns, saleable

6 = Returns, unsaleable

7 = Inter-DC transfers; regular transfers out

8 = Inter-DC transfers; transfer cancellations

Customer Returns	Saleable and unsaleable returns

Customer Name	Customer name For blocked customer, the name will be “Blocked Per Customer”

Customer DEA#	Customer Drug Enforcement Administration number For blocked customer, the DEA# will not be sent

Customer Address	Customer street address For blocked customer, the address will not be sent

City	Customer city For blocked customer, the city will not be sent

State	Customer state For blocked customer, the state will not be sent

Zip	Customer zip For blocked customer, only the first 3 digits of the zip code will be populated

Note: McKesson will not provide any customer information where it violates the customer contract with McKesson.

*        *        *

ENHANCED REPORTING PACKAGE ELECTION

Service Level Report

☐	Yes
☐	No

Un-saleable Product Report (provided only if a Manufacturer is not EDI compliant or has not contracted with a third party data processor)

☐	Yes
☐	No

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

Attachment B

STRATEGIC REDISTRIBUTION CENTER AND CORE DISTRIBUTION AGREEMENT

FEE SCHEDULE

1.	In consideration of the Core Services to be provided pursuant to this Agreement, including SRC services, Manufacturer shall provide a total fee of [***]

A.	For the SRC services performed hereunder, Manufacturer shall pay to McKesson a fee equal to [***] [***]; and

B.	For the Core Services (other than the SRC services) performed hereunder, Manufacturer shall pay to McKesson a fee equal to [***].

C.	If in the [***] Zogenix does not hit the volume goal of [***] with McKesson the Core Services fee will increase an additional [***] to a total of [***].

2.	In further consideration of the Core Services to be provided pursuant to this Agreement [***].

3.	All fees will be invoiced monthly with [***] day payment terms from the date of the invoice.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

COPYRIGHT © 2008 MCKESSON CORPORATION. ALL RIGHTS RESERVED.

THIS DOCUMENT IS PROPRIETARY AND CONFIDENTIAL.

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